                                      MITSUBISHI
                             MOTOR SALES OF AMERICA, INC.

- --------------------------------------------------------------------------------
                          DEALER SALES AND SERVICE AGREEMENT
- --------------------------------------------------------------------------------

THIS AGREEMENT is made and entered into by and between MITSUBISHI MOTOR SALES OF AMERICA, INC., a California corporation, with headquarters at 6400 West Katella Avenue, Cypress, California 90630 (hereinafter referred to as "MMSA"), and Rockland Motors Partnership, a New York corporation ____, partnership __X__, individual ____ , doing business as Rockland Mitsubishi at 73-75 North Highland Avenue, Nyack, Rockland County, New York 10960 (hereinafter referred to as "DEALER").


 1. BASIS OF AGREEMENT

THIS AGREEMENT provides for the nonexclusive right of DEALER to sell and service motor vehicles which are listed on the most recent MMSA Product List as issued by MMSA from time to time, and related parts, accessories and options distributed in the United States by MMSA. DEALER acknowledges that Mitsubishi Motors Corporation and other manufacturers supplying motor vehicles to MMSA may now or in the future distribute motor vehicles or related products in the United States through distributors other than MMSA, and that entering into THIS AGREEMENT confers no rights or benefits upon DEALER with respect to the sale or servicing of such motor vehicles or products.

 2. TERM

    THIS AGREEMENT shall continue in effect for a period of three (3) years from its effective date, unless earlier terminated by DEALER pursuant to Section X.A. of the accompanying MMSA Dealer Sales and Service Agreement Standard Provisions (hereinafter referred to as the "Standard Provisions")or earlier terminated by MMSA pursuant to Section X.B. of the Standard Provisions. Unless earlier terminated by MMSA or DEALER, MMSA shall, not less than three (3) months prior to the expiration of

THIS AGREEMENT, conduct an evaluation of DEALER'S performance to determine whether DEALER qualifies for renewal of THIS AGREEMENT for an additional three
(3) year term. Criteria considered in such evaluation shall be as set forth in the Dealer Development Plan then in effect for DEALER. If MMSA determines that DEALER qualifies for renewal of its MMSA dealership, DEALER and MMSA shall execute an MMSA Dealer Sales and Service Agreement in the form then used by MMSA, which agreement will include similar provisions for further re-qualification and renewal.

    If at any time, MMSA determines that a different or revised form of dealer sales and service agreement would better serve the interests of the parties, MMSA may, upon a minimum of thirty (30) days' notice to DEALER, terminate THIS AGREEMENT and offer the new or amended form of agreement to DEALER in its stead. DEALER must accept the new or amended form of agreement within thirty (30) days of receipt thereof.

 3. OWNERSHIP OF DEALER

    MMSA and DEALER recognize that the ability of DEALER to satisfactorily perform THIS AGREEMENT is conditioned upon the continued active involvement in and/or ownership of DEALER by the following person(s) in the percentage(s) shown (hereinafter referred to as the "Owners"):

                                                                Involvement
                                                               in Management
                                        Percentage of           (Active or
Name                    Title             Ownership             Inactive)

Rockland Motors Corp.                       30%                 Active
- --------------------------------------------------------------------------------

DiFeo Partnership RCM, Inc.                 70%                 Active
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

    THIS AGREEMENT has been entered into by MMSA in reliance upon, and in consideration of, the personal qualifications and representations of the above-named Owners. Accordingly, except as otherwise provided herein, no change in the active involvement in DEALER'S management by the Owners and no change in the ownership of DEALER by the Owners which results in a change in majority control or interest shall be permitted by DEALER or any Owner without the prior written approval of MMSA, which approval shall not be unreasonably withheld.

 4. MANAGEMENT OF DEALER

    DEALER represents that Neale Kuperman exercises the functions of general manager and Neale Kuperman exercises the functions of Dealer Principal (hereinafter referred to as the "Executive Managers") of its MMSA dealership and that each has complete authority to make all decisions on behalf of DEALER with respect to the dealership operations.

    MMSA has entered into THIS AGREEMENT in reliance upon, and in consideration of, the personal qualifications and representations of the above-named EXECUTIVE MANAGERS. Accordingly, DEALER agrees that there shall be no change in the EXECUTIVE MANAGERS without MMSA'S prior written consent. DEALER shall give MMSA prior written notice of any proposed change in EXECUTIVE MANAGERS (including the name and qualifications of the person proposed to be appointed as a replacement EXECUTIVE MANAGER) and MMSA shall have the right, in its sole and reasonable discretion, to determine whether the proposed candidate possesses the requisite qualifications and experience for the position.

 5. SALES LOCALITY

    Subject to and in accordance with the terms and conditions hereof, MMSA has established the following SALES LOCALITY as the nonexclusive, primary area of responsibility for DEALER'S promotion and sale of MMSA PRODUCTS:

City of                Nyack
        ------------------------------------------------------------------------
County or Parish of    Rockland         State of    New York
                    -------------------          -------------------------------

    Except as may be otherwise required by applicable law, MMSA reserves the right to sell and/or lease MMSA PRODUCTS to others (including, without limitation, public or private fleet purchasers and employees of MMSA or its affiliates) and to enter into MMSA Dealer Sales and Service Agreements with others within and without the SALES LOCALITY. MMSA and DEALER agree that additional MMSA DEALERS may be appointed in or near the SALES LOCALITY when MMSA determines, in accordance with applicable law, that additional MMSA sales and service facilities are warranted.

    Nothing contained in THIS AGREEMENT shall require or be construed to require DEALER'S approval of MMSA entering into MMSA Dealer Sales and Service Agreements OR ANY OTHER AGREEMENTS WITH OTHERS WITHIN OR WITHOUT THE SALES Locality.

 6. DEALERSHIP PREMISES

    MMSA has approved the following premises as the location of DEALER'S MMSA sales and service operations (hereinafter referred to as the "DEALERSHIP PREMISES")

MMSA NEW VEHICLE SALES FACILITIES
 73-75 North Highland Avenue
- --------------------------------------------------------------------------------
 Nyack, New York  10960
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

PARTS AND SERVICE FACILITIES
 73-75 North Highland Avenue
- --------------------------------------------------------------------------------
 Nyack, New York  10960
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

SALES AND GENERAL OFFICES
 73-75 North Highland Avenue
- --------------------------------------------------------------------------------
 Nyack, New York  10960
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

USED VEHICLE DISPLAY AND SALES FACILITIES
 73-75 North Highland Avenue
- --------------------------------------------------------------------------------
 Nyack, New York  10960
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

STORAGE FACILITIES
 73-75 North Highland Avenue
- --------------------------------------------------------------------------------
 Nyack, New York  10960
- --------------------------------------------------------------------------------
 170 Route 303 (additional storage)
- --------------------------------------------------------------------------------
 N. Nyack, New York  10994
- --------------------------------------------------------------------------------

BODY AND PAINT FACILITIES
N/A
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

OTHER
N/A
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

MMSA and DEALER recognize that DEALER may sell MMSA PRODUCTS to customers wherever they may be located. However, in order that MMSA may establish and maintain an effective network of MMSA DEALERS for the sale and servicing of MMSA PRODUCTS, DEALER specifically agrees that, without the prior written approval of MMSA, it shall not display MMSA TRADEMARKS or, either directly or indirectly, establish any place or places of business for the conduct of any of its MMSA dealership operations, except on the DEALERSHIP PREMISES in the manner and for the purposes described above.

    DEALER shall maintain all requirements and conditions of this MMSA Dealer Sales and Service Agreement as outlined in DEALER'S most recent Dealer Development Plan, including but not limited to exclusive facility, management and capital requirements.

 7. LICENSES

    DEALER agrees to secure and maintain all licenses required for the operation of its business as contemplated by THIS AGREEMENT in any state or jurisdiction where its MMSA dealership operations are to be conducted. If any such license or licenses are required, THIS AGREEMENT shall not become effective unless and until all such required licenses have been obtained and DEALER furnishes MMSA with a copy of all such licenses together with written notice specifying the date and number, if any, of all such licenses. DEALER shall notify MMSA immediately in writing if DEALER fails to secure, maintain or renew any such license. If any required license is suspended or revoked, DEALER shall notify MMSA immediately in writing of the effective date of such suspension or revocation.

 8. SCOPE OF AGREEMENT

    DEALER agrees to be bound by and comply with each and every term of this MMSA Dealer Sales and Service Agreement, all schedules hereto, the Standard Provisions, the DEALER DEVELOPMENT

PLAN, the most recent PRODUCT LIST and all PRODUCT ADDENDA, the WARRANTY MANUAL and all other manuals heretofore or hereafter issued by MMSA, all modifications, extensions or renewals of any of the foregoing, and each and every bulletin or directive heretofore or hereafter issued to DEALER by MMSA. MMSA may from time to time deliver to DEALER a PRODUCT ADDENDUM setting forth special terms and conditions applicable to particular MMSA VEHICLES designated in the PRODUCT ADDENDUM. Such special terms and conditions shall supersede and control any inconsistent terms and conditions in THIS AGREEMENT with respect to the MMSA VEHICLES designated in the PRODUCT ADDENDUM. Each PRODUCT ADDENDUM shall be effective as of the date specified in the PRODUCT ADDENDUM and shall remain effective (1) until it is amended or terminated by its own terms or by a new PRODUCT ADDENDUM, (2) until the MMSA VEHICLES designated in the PRODUCT ADDENDUM are no longer distributed by MMSA, or (3) until termination of THIS AGREEMENT.

 9. DEFINITIONS

    Italicized terms used herein shall have the meanings set forth in Section II of the Standard Provisions.

 10.     GOVERNING LAW

    THIS AGREEMENT shall be governed by, and construed in accordance with, the laws of the State of California.

 11.     JURISDICTION

    MMSA and DEALER agree that all litigation between MMSA and DEALER which may arise out of or in connection with THIS AGREEMENT or any transaction between them shall be subject to the exclusive jurisdiction of the courts of the State of California or of the federal courts sitting therein, and each hereby consents to the jurisdiction of such courts. DEALER agrees that any and all process directed to it in any such litigation may be served upon it outside of California with the same force and effect as if such service had been made within California.

 12.     LEGAL EFFECT

    THIS AGREEMENT terminates and supersedes all prior written or oral agreements and understandings, if any, between MMSA and DEALER, except (1) any agreements expressly referred to and incorporated herein, (2) any indebtedness which may be owing by either MMSA or DEALER to the other, and (3) any of DEALER'S unfilled orders with MMSA for any MMSA PRODUCTS placed with MMSA pursuant to the provisions of any sales agreement terminated or superseded by THIS AGREEMENT. Except as herein otherwise provided, upon execution of THIS AGREEMENT by DEALER and in consideration of MMSA'S entering into THIS AGREEMENT, DEALER releases MMSA from any and all claims, demands, contracts and liabilities (including, but not limited to, statutory liabilities), known or unknown, of any kind or nature whatsoever, arising from or out of or in connection with any such prior agreements, business transactions, course of dealing, discussions or negotiations between the parties prior to the effective date hereof. DEALER expressly acknowledges and waives the application of California Civil Code Section 1542 which provides as follows:
"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

 13.     NOTICES

    Any notice to be given hereunder may be delivered to the party if a sole proprietor, to a partner of the party if a partnership, or to an officer of the party if a corporation, or may be given by sending such notice by registered or certified mail or by telegram or tested telex addressed, if to DEALER, to its principal office as above stated, and if to MMSA, to its headquarters as above stated, marked "Attention President." Except as otherwise provided in THIS AGREEMENT, any notice so given shall be considered to have been given when delivered or mailed as provided above.

 14.     AUTHORITY OF DEALER

    If DEALER is a partnership or corporation, DEALER shall provide MMSA with a certified copy of the partnership authorization, corporate resolution or other document evidencing the authority of DEALER to enter into and adhere to the terms of THIS AGREEMENT.

 15.     VALIDITY

    No representative of MMSA shall have authority, other than by a writing signed by the President or an Executive Vice President or two Vice Presidents of MMSA, to renew, extend or terminate THIS AGREEMENT, or to amend, modify or waive any provision of THIS AGREEMENT or any performance required hereby, or to make any agreement which imposes obligations on either MMSA or DEALER not specifically imposed by THIS AGREEMENT.

    IN WITNESS OF THE FOREGOING, the parties hereto have executed THIS AGREEMENT in duplicate. THIS AGREEMENT SHALL NOT BECOME EFFECTIVE UNTIL IT HAS BEEN SIGNED BY THE PRESIDENT OR AN EXECUTIVE VICE PRESIDENT OR TWO VICE PRESIDENTS OF MMSA. DEALER WILL BE NOTIFIED IN WRITING BY MMSA WHEN THIS AGREEMENT HAS BEEN SO SIGNED, WHICH NOTICE WILL SPECIFY THE EFFECTIVE DATE OF THIS AGREEMENT.

Rockland Motors Partnership
dba Rockland Mitsubishi
- -----------------------------------
      (Dealer's Firm Name)

By /s/ Illegible                            Date 8/29/94
   -------------------------------           --------------------
Title    V.P.
      ----------------------------
By                                          Date
   -------------------------------           --------------------
Title
      ----------------------------      /s/ Illegible
                                        -------------------------
                                                 (Witness)

MITSUBISHI MOTOR SALES OF AMERICA, INC.

By                                          Date
   -------------------------------           --------------------
         (President)

                               OR

By                                          Date
   -------------------------------           --------------------
    (Executive Vice President)

                                OR

By /s/ Robert LaBass                        Date October 13, 1994
   -------------------------------           --------------------
        (Vice President)


               and

By /s/ Illegible                            Date October 13, 1994
   -------------------------------           --------------------
        (Vice President)

    ATTACHMENT 1
    DRAFT ONLY

                                      CHANGE IN
                   MAJORITY OWNERSHIP OR CONTROL, OR MANAGEMENT OF
                                        DEALER
                                   August 20, 1996

Mr. Samuel X. DiFeo
EMCO DiFeo Automative Group
583 Route 440
Jersey City, NJ 07304


Re:  ROCKLAND MOTORS PARTNERSHIP dba ROCKLAND MITSUBISHI


Dear Mr. DiFeo:

    The Dealer Sales and Service Agreement (the "Dealer Agreement") with Mitsubishi Motor Sales of America, Inc. ("MMSA") prohibits a change of majority ownership or control of the Dealer without the prior written approval of MMSA, which approval will not be unreasonably withheld. The purpose of this provision, together with the provision requiring MMSA approval for a change in the Executive Managers of the Dealer, is to preserve the identity of the owners and managers whose automotive industry experience, reputation and abilities were the basis for MMSA's decision to award to the Dealer the Mitsubishi automobile dealership. A failure to observe these provisions can result in termination of the Dealer Agreement.

    Some Mitsubishi Dealers, or one of their parent entities in a chain of ownership, may consist of entities whose equity securities are, or will in the future become, publicly traded. The purpose of this letter is to explain in greater detail what constitutes a change of ownership or control of the Dealer in that context.

    For purposes of this letter, capitalized terms used herein without definition shall have the meanings ascribed to them in the Dealer Agreement. Additionally, the following definitions shall apply herein:

         "GROUP" shall have the meaning contemplated in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

         "MAJORITY OWNERSHIP" of a Dealer or other Person shall mean beneficial ownership or control, directly or indirectly, of either (a) a majority of the outstanding equity securities of such Dealer or other Person entitled to vote generally in the election of directors, trustees or

Rockland Motors Partnership
August 20, 1996
Page 2


    members of any other governing body of such Dealer or other Person or (b) equity securities of such Dealer or other Person representing a majority of all outstanding votes entitled to be cast in the election of directors, trustees or members of any other governing body of such Dealer or other Person.

         "PARENT COMPANY" shall mean a Person holding, directly or indirectly, Majority Ownership of the Dealer.

         "PERSON" shall mean to any individual, corporation, partnership, trust, or other entity.

    For a Dealer whose equity securities are publicly traded, and for a Dealer having one or more Parent Companies with publicly traded equity securities, a change of majority ownership or control of such Dealer will be deemed to have occurred upon the happening or existence of any of the following events or circumstances:

         (a) Any Person or Group holding, as of the date hereof, Majority Ownership of the Dealer or a Parent Company thereof ceases to hold such Majority Ownership; or

         (b) Any Person or Group acquires Majority Ownership of the Dealer or a Parent Company thereof after the date hereof; or

         (c) A majority of the directors, trustees or other members of the governing body of the Dealer or any Parent Company thereof who newly assume such positions after the date of the Dealer Agreement were not nominated to such positions by their predecessors on such governing body.


    You have advised us, through your attorney Laurence Weltman of Willkie Farr & Gallagher, that several of the minority shareholders in your Parent Company, United Auto Group, Inc. ("United Auto") are parties to a shareholder agreement that will be terminated when United Auto consummates a public entity offering later this year. This is to advise you that, notwithstanding the foregoing, the termination of such shareholder agreement will not, in and of itself, constitute a change of majority ownership or control pursuant to the terms of your Dealer Agreement with us. Further, the existing shareholders will not be deemed to be a Group solely by virtue of having or exercising in concert registration rights with respect to their shares in United Auto.

Rockland Motors Partnership
August 20, 1996
Page 3


    Please acknowledge your understanding of and agreement with the foregoing by executing a copy of this letter in the space provided below and returning such copy to me.

                                            Very truly yours,
                                            MITSUBICHI MOTOR SALES OF
                                            AMERICA, INC.


                                            By: /s/ Illegible
                                                -------------------------------

ACKNOWLEDGED AND AGREED TO:

ROCKLAND MOTORS PARTNERSHIP
by DIFEO PARTNERSHIP RCM, INC.

By: /s/ Carl Spielvogel
    -------------------------------


                                         -3-